Putnam
Municipal
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Municipal bonds have enjoyed a period of relative calm as most of the world's other securities markets continue to experience varying degrees of volatility. Popular with investors because their income is not subject to federal taxes, these bonds have also been beneficiaries of an environment that considerably narrowed the gap between their yields and the yields on taxable U.S. Treasury bonds. The gap has widened in recent weeks to a more traditional 90% of Treasury bond yields, but the disparity still provides a significant advantage on a taxable-equivalent basis, especially for taxpayers in the higher tax brackets.

In this environment, I am pleased to report that Putnam Municipal Income Fund delivered competitive results during the fiscal year that ended on March 31, 1999. It is encouraging also to note that your fund's management team believes continued heavy demand for municipals in a strong economy with low inflation augurs well as the fund enters fiscal 2000. In the following report, Fund Manager Blake E. Anderson reviews performance during the fiscal year just ended and takes a look at prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Manager
Blake E. Anderson

A wonderful thing happened in the municipal bond market during last fall's dramatic correction. Credit spreads between higher-rated and lower-rated bonds widened, forcing prices to fall and yields to rise on municipal bonds with a Standard & Poors' rating of BBB and below. To the trained eye with the discipline to separate emotion from reality, this created significant buying opportunities.

Putnam Municipal Income Fund was well positioned to take advantage of this market environment. The ensuing price appreciation helped the fund produce a favorable total return of 5.14% for class A shares at net asset value for the 12 months ended March 31, 1999.

Total return for 12 months ended 3/31/99

    Class A         Class B          Class C         Class M
  NAV     POP     NAV     CDSC     NAV     CDSC    NAV     POP
---------------------------------------------------------------
  5.14%   0.17%   4.40%  -0.58%    3.96%   2.97%   4.88%   1.49%
---------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* MUNICIPAL MARKET REMAINS CALM AMID GLOBAL VOLATILITY

In a financial world in which new highs and lows are making the headlines every day, the municipal market has unquestionably been one of the calmest. A case in point: Municipal bond yields -- which rise as bond prices fall -- have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. Although this means that municipal yields have returned to more traditional ratios (90% of Treasury yields as of April 5, 1999), they still offer exceptionally attractive income to many tax-conscious investors.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/health care     18.1%

Utilities                14.6%

Transportation           14.4%

Water and sewer           4.0%

Housing                   3.4%

Footnote reads:
*Based on net assets as of 3/31/99. Holdings will vary over time.


As expected, with the slight rise in yields, the supply of new municipal bonds has tapered off. The calendar of new issues shows about 20% to 30% fewer bonds coming to market now in comparison to year-earlier levels. On the demand side, cash flow into municipal bonds has increased -- a byproduct of a volatile stock market and investors' need to rebalance their portfolios. The ensuing supply/demand relationship is positive for municipal bonds.

* OUR APPROACH TO INCOME, TOTAL RETURN, AND RISK EQUATION

Interest-rate forecasting, also known as duration management, can be rewarding when implemented correctly. However, to call interest-rate movements consistently is difficult at best. Quite simply, one either wins or loses.

We prefer to take a less risky, more predictable route. We scour the municipal bond market for undervalued bonds with hidden credit potential. In essence, we spread the credit risk of each security across a portfolio of more than 200 bonds. Our selection process weighs factors such as price, call date, and the yield spread between long- and short-term municipal securities as well as between higher- and lower-quality bonds. It is a delicate balancing act that seeks attractive tax-free income, consistent returns, and below-market risk.


[GRAPHIC OMITTED: worm chart BOND RETURNS: MUNICIPALS VERSUS TREASURIES]

BOND RETURNS:
MUNICIPALS VERSUS TREASURIES

Monthly 1994-1999

                  Lehman Bros.        Lehman Bros.      Lehman Bros.
                 Municipal Bond      Treasury Bond     Treasury Bond
Date                Index            Index (pretax)    Index (after tax)

3/31/94             10,000               10,000             10,000
9/30/94             10,180                9,929              9,797
3/31/95             10,743               10,430             10,150
9/30/95             11,319               11,274             10,826
3/31/96             11,644               11,523             10,923
9/30/96             12,002               11,769             11,010
3/31/97             12,279               12,006             11,087
9/30/97             13,087               12,840             11,704
3/31/98             13,596               13,469             12,124
9/30/98             14,227               14,623             13,001
3/31/99            $14,440              $15,932            $13,451

Footnote reads:
Sources: Lehman Brothers Municipal Bond Index; Lehman Brothers Treasury Bond Index. This graph compares the growth of a hypothetical $10,000 investment in tax-free municipal bonds with a similar investment in U.S. Treasury bonds and shows the effective after-tax returns of the fully taxable Treasury securities for an individual paying the maximum 39.6% federal income tax rate. The performance is not indicative of any Putnam fund and past performance is not indicative of future results. You cannot invest directly in an index.


* WIDENING CREDIT SPREAD PRESENTS SECTOR OPPORTUNITIES

Through July 1998, credit spreads between high-quality and lower-quality bonds narrowed dramatically. Investors were not being rewarded for taking on the additional risk associated with bonds rated BBB or below by S&P. In August, however, the credit relationship reversed. Russia's financial markets collapsed, setting in motion a chain of events that shook investors' faith in currency and stock markets worldwide. Investors sought the safety of U.S. Treasury bonds, driving their prices up while pushing their yields down. The impact on the tax-free market was slower and less extreme, since foreign investors do not enjoy the bonds' tax-free advantages. By October, the credit gap created some very unique buying opportunities in the commodity- related and hospital sectors.


". . .investors looking for a high-yield option would do well to consider this fund's appealing mix of strong yield, good total returns, and moderate volatility."

--Morningstar, March 5, 1999


The Asian economic slowdown is reducing demand for commodities, which, in turn, is depressing prices of industrial development bonds (IDBs) issued by commodity-related businesses. Investors, reacting to current events, are shunning these companies, which are facing temporary pressures. Using extensive research, we identified a handful of companies whose issues we expected would rebound strongly in price once the crisis passed. The fund's investments in Solvay Paper have outperformed the market in recent months, as investor fears subsided and the municipal market rallied. While this holding, as well as others discussed in this report, was viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

Why is low inflation good for the bond market?

Inflation has always had a bad rap among investors. After positive economic news about job growth, rising wages or a higher number of housing starts, prices in the bond market usually fall. This is because as a general rule, steep rises in economic growth lead to higher inflation, which raises the costs of goods and services, leading to higher interest rate -- and lower bond prices.

Over the long term, inflation erodes a bond's value. This explains why the bond market tends to react negatively to reports of stronger economic growth. However, the stable, low inflation rates of the past few years have been favorable for bonds and the value of your investment. While inflation fears arise often and affect the markets in the short term, current economic indicators do not substantiate higher inflation. Ultimately, low inflation means more money in a bond investor's pocket.

"Every portfolio decision strikes a balance between current income and consistent total return with the lowest risk possible."

-- Blake E. Anderson, manager
Putnam Municipal Income Fund


The health-care industry is another sector in which widening credit spreads are creating some promising opportunities. Concerns are gradually beginning to surface about the effects of Medicare reform proposals and year 2000 (Y2K) disruptions. In addition, the sector was jolted by the Philadelphia Healthcare System bankruptcy last fall. Many of these hospital bonds were insured by the Municipal Bond Investors Assurance Corporation (MBIA), allowing investors to receive timely payment of their principal and interest. However, the default made all insurers of municipal bonds more cautious and less willing to insure BBB-rated hospitals. As short-term fears sideline many investors, we are taking advantage of the resulting values, confident that the insurers will eventually return to the market. During this period, we bought Franklin Regional Hospital bonds in New Hampshire, which carry a 6% coupon. This state is traditionally tax averse and rarely issues municipal debt, making this a rare opportunity to purchase bonds in a market that is not closely followed.

* LOWER INFLATION, HIGHER REAL RATES OF RETURN

With core inflation in the United States remaining unusually low despite strong economic growth and low unemployment, a new awareness is emerging: strong growth does not necessarily translate to higher prices or inflation. Since upward pressure on inflation is quite negative for bonds, this new insight is positive news for all bond markets. With inflation ranging from 0% to 2% over the past 12 months depending on the measure used, investors have not yet realized that real rates of return are actually very high. Accustomed to higher rates of inflation hovering in the 3% to 4% range, investors need to reset their expectations as to what constitutes a good rate of return. Simply put, a tax-free yield of 5% with 1% inflation is better than a 6% return with 3% inflation. It is always important to factor in the effects of inflation -- in this case, positive effects -- as you evaluate your fund's performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 3/31/99

                   Class A         Class B        Class C          Class M
(inception dates) (5/22/89)       (1/4/93)        (2/1/99)        (12/1/94)
                 NAV      POP    NAV     CDSC    NAV     CDSC    NAV      POP
-----------------------------------------------------------------------------
1 year          5.14%    0.17%  4.40%   -0.58%  3.96%   2.97%   4.88%    1.49%
-----------------------------------------------------------------------------
5 years        41.16    34.38  36.89    34.89  35.43   35.43   39.22    34.75
Annual average  7.14     6.09   6.48     6.17   6.25    6.25    6.84     6.15
-----------------------------------------------------------------------------
Life of fund  109.47    99.58  95.01    95.01  93.73   93.73  102.39    95.85
Annual average  7.79     7.26   7.01     7.01   6.94    6.94    7.41     7.05
-----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/99


                                     Lehman Bros. Municipal       Consumer
                                            Bond Index           price index
-----------------------------------------------------------------------------
1 year                                         6.20%                1.73%
-----------------------------------------------------------------------------
5 years                                       44.43                12.09
Annual average                                 7.63                 2.31
-----------------------------------------------------------------------------
Life of fund                                 111.33                33.28
Annual average                                 7.91                 2.97
-----------------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/22/89

                                       Lehman Bros.
                   Fund's class A    Municipal Bond      Consumer Price
Date               shares at POP          Index              Index

5/22/89                9,525             10,000             10,000
3/31/90               10,136             10,579             10,396
3/31/91               10,861             11,555             10,905
3/31/92               12,177             12,709             11,252
3/31/93               13,843             14,301             11,599
3/31/94               14,133             14,632             11,890
3/31/95               15,059             15,723             12,229
3/31/96               16,312             17,041             12,577
3/31/97               17,166             17,973             12,924
3/31/98               18,975             19,899             13,102
3/31/99              $19,958            $21,133            $13,328

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares and class C shares would have been valued at $19,501 and $19,373, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,239 ($19,585 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 MONTHS ENDED 3/31/99

                             Class A      Class B    Class C      Class M
------------------------------------------------------------------------------
Distributions (number)         12           12          1           12
------------------------------------------------------------------------------
Income                     $0.497645    $0.441371   $0.036874   $0.474085
------------------------------------------------------------------------------
Capital gains1                 --           --          --          --
------------------------------------------------------------------------------
  Total                    $0.497645    $0.441371   $0.036874   $0.474085
------------------------------------------------------------------------------
Share value:               NAV   POP        NAV         NAV     NAV   POP
------------------------------------------------------------------------------
3/31/98                   $9.28    $9.74   $9.28      $  --    $9.28    $9.59
------------------------------------------------------------------------------
2/1/995                      --       --      --       9.38       --       --
------------------------------------------------------------------------------
3/31/99                    9.25     9.71    9.24       9.25     9.25     9.56
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2     5.39%    5.13%   4.79%      4.70%    5.14%    4.98%
------------------------------------------------------------------------------
Taxable equivalent3        8.92     8.49    7.93       7.78     8.51     8.25
------------------------------------------------------------------------------
Current 30-day SEC yield4  4.21     4.01    3.61       3.20     3.96     3.83
------------------------------------------------------------------------------
Taxable equivalent3        6.97     6.64    5.98       5.30     6.56     6.34
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

5 Inception of class C shares.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of Assets and Liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares.

Statement of Operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in Net Assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial Highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table. A separate table is provided for each share class, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.



Report of independent accountants
For the fiscal year ended March 31, 1999

To the Trustees and Shareholders of
Putnam Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Income Fund (the "fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 11, 1999





The fund's portfolio
March 31, 1999

KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
PSF-GTD         -- Permanent School Fund-Guaranteed
VRDN            -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alabama (0.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    4,640,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-        $    4,674,800
          3,750,000  Jefferson Cnty., Swr. Rev. Bond (Rites-PA),
                       Ser. 487 R, FRB, 8.2s, 2/1/38 (acquired 3/23/99,
                       cost $4,290,150) (RES)                                                   AAA              4,260,938
                                                                                                            --------------
                                                                                                                 8,935,738

Alaska (0.8%)
--------------------------------------------------------------------------------------------------------------------------
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,440,000    7.7s, 12/1/35 (acquired 10/22/97,
                       cost $3,968,720) (RES)                                                   AA/P             3,685,100
          7,460,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                       cost $7,553,250) (RES)                                                   Aaa              7,646,500
                                                                                                            --------------
                                                                                                                11,331,600

Arizona (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            880,000  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                       (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                                Aaa                980,100
                     Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Sierra Vista Cmnty. Hosp.)
          4,505,000    Ser. A, 6 3/4s, 12/1/26                                                  BBB-/P           4,842,875
          6,325,000    6.2s, 12/1/17                                                            BBB-/P           6,688,688
          7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11                         AAA              8,697,500
          2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst.
                       Rev. Bonds (Env. Inc. & Phoenix Hosp. &
                       Med. Ctr.), 7s, 7/1/16                                                   Aaa              2,282,500
                     Navajo Cnty., Indl. Dev. Rev. Bonds
                       (Stone Container Corp.)
          6,800,000    7.4s, 4/1/26                                                             B+/P             7,514,000
          2,500,000    7.2s, 6/1/27                                                             B+/P             2,756,250
          4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. A, 8 1/8s,
                       12/1/22                                                                  B/P              4,270,000
                                                                                                            --------------
                                                                                                                38,031,913

Arkansas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,350,000  AR Hsg. Dev. Agcy. Res. Single Fam. Mtge.
                       Rev. Bonds, Ser. 84A, zero %, 7/1/15                                     AA               1,135,063
         14,700,000  Northwest Regl. Apt. Auth. Rev. Bonds,
                       7 5/8s, 2/1/27                                                           BB-/P           17,217,375
                                                                                                            --------------
                                                                                                                18,352,438

California (9.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                       (Public Improvements), Ser. A, FSA, 6s, 9/1/24                           Aaa              5,768,750
                     CA State G.O. Bonds
         18,465,000    6.6s, 2/1/09                                                             Aa3             21,857,944
         11,300,000    6 1/2s, 2/1/07                                                           Aa3             13,108,000
          4,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              3,915,000
                     Corona, COP
          4,500,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                       (acquired various dates from 10/23/92 to
                       5/29/97, cost $4,725,000) (RES)                                          B-/P             4,590,000
          5,800,000    (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                       (acquired 3/5/96, cost $5,800,000) (RES)                                 B-/P             5,916,000
          2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
                       Bonds (United Airlines, Inc.), 6 7/8s, 11/15/12                          Baa3             2,619,000
          3,615,000  Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Central Redevelopment Area-1), Ser. B, AMBAC,
                       6.7s, 5/1/21                                                             Aaa              4,008,131
                     Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          3,480,000    9.76s, 8/1/17                                                            Aaa              4,176,000
          2,630,000    9.76s, 8/1/17 (Prerefunded)                                              Aaa              3,208,600
          5,600,000  Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                       8.668s, 2/14/11                                                          AA+              7,329,000
          4,000,000  Orange Cnty., Local Trans. Auth. Sales Tax
                       Rev. Bonds, AMBAC, 6.2s, 2/14/11                                         Aaa              4,605,000
          6,500,000  Orange Cnty., Rev. Bonds, Ser. A, MBIA, 6s, 6/1/10                         Aaa              7,410,000
         10,000,000  San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                       (Toll Rd.), 7.55s, 1/1/02                                                Aaa             10,462,500
          3,600,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 8 3/8s,
                       7/1/29 (acquired 7/28/97, cost $3,600,000) (RES)                         B-/P             3,672,000
          3,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P             3,000,000
          8,000,000  Southern CA Pub. Pwr. Auth. Rev. Bonds
                       (Palo Verde), Ser. A, AMBAC, 6s, 7/1/07                                  AAA              9,120,000
         11,840,000  Vallejo, COP (Marine World Foundation), 7s,
                       2/1/17                                                                   BB+/P           12,831,600
                     Valley Hlth. Syst. Hosp. Rev. Bonds
                       (Refunding & Impt.), Ser. A
          6,000,000  6 1/2s, 5/15/25                                                            BBB-             6,405,000
          1,000,000  6 1/8s, 5/15/05                                                            BBB-             1,052,500
                                                                                                            --------------
                                                                                                               135,055,025

Colorado (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 7s, 8/31/26                                      Aaa              7,132,500
         10,000,000  CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                       8 3/8s, 12/1/26                                                          B/P             11,812,500
                     Denver, City & Cnty. Arpt. Rev. Bonds
          4,410,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             4,928,175
          1,590,000    Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                   Aaa              1,816,575
          1,470,000    Ser. A, 8s, 11/15/25                                                     Baa1             1,587,600
            530,000    Ser. A, 8s, 11/15/25 (Prerefunded)                                       Aaa                586,313
          5,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             6,287,500
          3,310,000    Ser. A, 7 1/2s, 11/15/23                                                 Baa1             3,785,813
            690,000    Ser. A, 7 1/2s, 11/15/23 (Prerefunded)                                   AAA                818,513
          1,075,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              1,220,125
            425,000    Ser. A, 7 1/4s, 11/15/25 (Prerefunded)                                   AAA                482,375
          9,550,000    Ser. B, 7 1/4s, 11/15/23                                                 Baa1            10,445,313
          2,450,000    Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                   Aaa              2,765,438
          3,000,000  Larimer Cnty., School Dist. No. 1 Rev. Bonds
                       (Poudre Impt.), 7s, 12/15/16                                             Aa3              3,742,500
                                                                                                            --------------
                                                                                                                57,411,240

Connecticut (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,295,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                       (Gladeview Hlth. Care), 9 3/4s, 12/15/16                                 AAA/P            1,411,550
          2,450,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                         AAA/P            2,866,500
          6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba3              6,015,000
                     CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,594,354    Ser. A, 7 3/4s, 10/1/17                                                  CCC/P            1,593,987
            147,496    Ser. B, zero %, 3/1/21                                                   CCC/P               28,762
          4,000,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            4,290,000
                                                                                                            --------------
                                                                                                                16,205,799

District of Columbia (3.9%)
--------------------------------------------------------------------------------------------------------------------------
         31,750,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                      AAA             36,472,813
                     DC Rev. Bonds (American Geophysical Union)
          4,200,000    5 7/8s, 9/1/23                                                           BBB-             4,284,000
          3,350,000    5 3/4s, 9/1/13                                                           BBB-             3,396,062
          5,000,000  DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                       4 3/4s, 10/1/28                                                          AAA              4,675,000
          3,435,000  DC Redev. Land Agcy. Rev. Bonds (Wash. DC
                       Sports Arena), 5 5/8s, 11/1/10                                           Baa              3,555,225
                                                                                                            --------------
                                                                                                                52,383,100

Florida (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          8,770,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A3               9,248,491
          5,885,000  Dade Cnty., Rev. Bonds (School Dist.), MBIA,
                       6 1/2s, 2/15/05                                                          Aaa              6,642,694
          1,000,000  FL Hsg. Fin. Agcy. VRDN (Woodlands), 3.2s, 12/1/17                         A-1+             1,000,000
         22,900,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P            26,363,625
          3,140,000  Orange Cnty., School Board COP, Ser. 85, MBIA,
                       FRB, 7.43s, 8/1/22                                                       Aaa              3,293,075
          4,750,000  Orange Cnty., Hlth. Fac. Auth. IFB, 11.926s, 10/1/14
                       (acquired 4/19/95, cost $6,261,830) (RES)                                BBB+/P           6,964,688
                     Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College)
          5,053,000    Ser. A, 8s, 3/1/23                                                       B-/P             5,053,000
             25,000    Ser. B, zero %, 3/1/23                                                   B-/P                23,000
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals, Inc.), Ser. A
          2,000,000    7 1/2s, 5/1/10                                                           BB/P             2,205,000
            750,000    7.3s, 5/1/04                                                             BB/P               804,375
                                                                                                            --------------
                                                                                                                61,597,948

Georgia (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Atlanta Metro. Rapid Tran. Auth. Sales Tax
                       Rev. Bonds, Ser. O, 6.55s, 7/1/20                                        A1               5,406,250
          4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18                           BBB-             4,370,940
                     De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.)
          1,500,000  Ser. B, 10s, 4/1/17                                                        AAA              1,807,500
          3,700,000  Ser. A, 7 1/2s, 4/1/17                                                     AAA              4,157,875
          2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                              A1               2,192,500
          4,745,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.), 7.4s, 1/1/16                              BB/P             5,047,494
                                                                                                            --------------
                                                                                                                22,982,559

Hawaii (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,355,000  HI State G.O. Bonds, Ser. CN, FGIC, 6 1/4s, 3/1/08                         Aaa              4,948,369

Illinois (5.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000    zero %, 12/1/17                                                          AAA              2,058,750
          7,750,000    zero %, 12/1/16                                                          AAA              3,138,750
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          3,544,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             3,889,540
          1,715,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             1,880,069
          6,795,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                        Baa2             7,449,019
          5,300,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             6,280,500
         10,150,000  Cook Cnty., Cmnty. College Dist. No. 508
                       Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                                  Aaa             12,535,250
          2,000,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                         BB-/P            2,042,500
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          2,500,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $2,388,850)
                       (In default) (NON)(RES)                                                  D/P              1,925,000
          1,885,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             2,186,600
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          1,225,000    8 3/4s, 7/1/11                                                           BB/P             1,329,125
            630,000    8 3/4s, 7/1/11 (Prerefunded)                                             AAA/P              697,725
          1,400,000    8 1/4s, 8/1/12 (acquired 8/13/91, cost $609,824) (RES)                   BB/P             1,377,250
          1,710,000    Ser. A, 7 7/8s, 7/1/20                                                   BB/P             1,932,300
          2,855,000  IL Dev. Fin. Auth. Rev. Bonds, (Cmnty. Rehab.
                       Providers Fac.), Ser. A, 7 7/8s, 7/1/20                                  AAA/P            3,490,238
                     IL Hlth. Fac. Auth. Rev. Bonds
          7,540,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        Baa1             9,104,550
          5,000,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                AAA/P            6,037,500
                                                                                                            --------------
                                                                                                                67,354,666

Indiana (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,796,474  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                               BB+/P            1,899,933
                     Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
         21,000,000    (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2            23,388,750
         13,510,000    (United Airlines), Ser. A, 6 1/2s, 11/15/31                              Baa2            14,540,138
                                                                                                            --------------
                                                                                                                39,828,821

Iowa (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives), 9 1/4s, 7/1/25                                       BB/P             8,734,375

Kansas (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Kansas City, KS Indl. VRDN, 3.15s, 8/1/15                                  VMIG1            4,000,000

Louisiana (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             4,310,000
          4,500,000  Hodge, Combined Util. Rev. Bonds
                       (Stone Container Corp.), 9s, 3/1/10                                      B/P              4,727,070
          5,000,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline LNG Co.), 7 3/4s, 8/15/22                          A3               5,637,500
          2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  B-               2,130,000
                     St. Charles Parish, Poll. Control Rev. Bonds
          8,005,000    (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                          Baa3             8,289,338
          6,995,000    (Union Carbide), 7.35s, 11/1/22                                          Baa2             7,642,038
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          5,000,000    9s, 5/1/15                                                               BB+/P            5,370,700
          4,000,000    Ser. II, 7.7s, 12/1/14                                                   Ba1              4,395,000
          8,000,000    Ser. C, 7s, 11/1/15                                                      Ba1              8,740,000
                                                                                                            --------------
                                                                                                                51,241,646

Maryland (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,650,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                       Rehab. Ctr.), 9s, 4/1/20                                                 B/P              1,889,250

Massachusetts (9.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,355,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                       Nursing Care Ctr. Inc.), 10s, 1/1/20                                     AAA/P            2,538,455
         11,940,000  MA Bay Trans. Auth. Rev. Bonds (Gen. Trans. Syst.),
                       Ser. B, 5.9s, 6/1/24                                                     Aa3             13,178,775
          5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                       Rev. Bonds, AMBAC, 6.87s, 7/1/18                                         Aaa              5,337,500
          7,730,000  MA State G. O. Bonds, Ser. 25, 8.22s, 11/1/11
                       (acquired 8/13/98, cost $9,592,157) (RES)                                Aa3              9,846,088
                     MA State G.O. Bonds
          5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                             AAA              5,905,988
          7,850,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                            AAA              8,733,125
                     MA State Dev. Fin. Agcy. Rev. Bonds
          4,000,000    (Alden Place), 6 3/4s, 7/1/30                                            B/P              3,980,000
          4,200,000    (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              4,179,000
          2,000,000    (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                             BB-/P            1,962,500
          7,600,000  MA State Hlth. & Edl. Fac. Auth. G.O. Bonds, Ser. C,
                       FGIC, 6s, 8/1/09                                                         AAA              8,597,500
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,750,000    (Norwood Hosp.), Ser. E, 8s, 7/1/05                                      Ba2              2,819,080
          2,860,000    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04                           Baa3             3,138,850
          3,690,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            4,206,600
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          3,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            3,337,500
         13,000,000    Ser. A, 9s, 7/1/15                                                       BB-/P           14,430,000
                     MA State Indl. Fin. Agcy. Rev. Bonds
          3,900,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                        B/P              4,094,337
          1,000,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                        B/P              1,049,830
          2,295,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,518,763
          1,540,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20                      B-/P             1,478,400
          1,019,314    (1st Mtge. Pioneer Valley Living Ctr.), zero %,
                       10/1/20                                                                  B-/P                     1
                     MA State Wtr. Resources Auth. Rev. Bonds, Ser. A
          3,000,000    6 1/2s, 7/15/21                                                          Aaa              3,303,750
         19,540,000    FSA, 4 3/4s, 8/1/37                                                      Aaa             18,025,650
                                                                                                            --------------
                                                                                                               122,661,692

Michigan (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            329,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19                                    B+/P               356,965
                     Detroit, G.O. Bonds
          2,500,000    Ser. A, 6.7s, 4/1/10                                                     Aaa              2,871,875
          3,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/10                                            AAA              3,300,000
          4,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/08                                            AAA              4,450,000
          5,575,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                       BBB+/P           6,717,875
         10,000,000  MI State Stragetic Fund Solid Waste Disp. Rev.
                       Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                             BB/P            10,762,500
                     MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.)
          1,330,000    8 1/2s, 9/1/17                                                           BB               1,502,900
            670,000    8 1/2s, 9/1/17 (Prerefunded)                                             BB                 757,100
          4,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                       Ser. A, FSA, 7.55s, 4/1/23                                               Aaa              4,837,500
          5,000,000  MI State Strategic Fund Ltd. Rev. Bonds
                       (Detroit Edison Co.), Ser. A, MBIA, 5.55s,
                       9/1/29                                                                   Aaa              5,043,750
          7,500,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              8,043,750
         11,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control
                       Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                                      B+/P            11,770,000
                                                                                                            --------------
                                                                                                                60,414,215

Minnesota (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            Baa3             5,575,000
          4,875,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                       (Healtheast), Ser. A, 6 5/8s, 11/1/17                                    Baa3             5,045,625
          5,000,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                       AMBAC, 6 1/4s, 1/1/05                                                    AAA              5,562,500
                                                                                                            --------------
                                                                                                                16,183,125

Mississippi (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,915,000  Claiborne Cnty., Poll. Control Rev. Bonds
                       (Middle South Energy, Inc.), Ser. A, 9 1/2s, 12/1/13                     Ba1              1,976,855

Missouri (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,170,000  MO State Env. Impt. & Energy Poll. Control
                       Rev. Bonds (Great Lakes Carbon Control),
                       6 3/4s, 9/1/02                                                           B+/P             1,193,400
          6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2              7,664,219
                                                                                                            --------------
                                                                                                                 8,857,619

Nebraska (0.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
            700,000    Ser. B, GNMA Coll., 9.452s, 3/15/22                                      Aaa                755,727
          2,200,000    Ser. 2, GNMA Coll., 8.64s, 9/10/30                                       Aaa              2,411,750
                                                                                                            --------------
                                                                                                                 3,167,477

Nevada (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                       Gas Corp.), Ser. A, 7.3s, 9/1/27                                         Baa2             9,318,125
          3,000,000  Clark Cnty., Passenger Fac. Arpt. Rev. Bonds
                       (Las Vegas-McCarran Intl. Arpt.), Ser. A, AMBAC,
                       6s, 7/1/22                                                               AAA              3,262,500
                                                                                                            --------------
                                                                                                                12,580,625

New Hampshire (2.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,785,000    (Havenwood-Heritage Heights), 9 3/4s, 12/1/19                            AAA/P            2,984,490
          4,000,000    (1st Mtge.-Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           AAA/P            4,825,000
          2,435,000    (Havenwood-Heritage Heights), 7.1s, 1/1/06                               BB/P             2,672,413
          5,600,000    (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                               A-/P             5,873,000
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P             2,977,500
          4,000,000  NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                       Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                                   BBB/P            3,985,000
          7,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      Ba3              7,122,500
                                                                                                            --------------
                                                                                                                30,439,903

New Jersey (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                       (1st mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                              BB-/P            3,330,000
          5,000,000  NJ Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                       Marriot Hotel), 7s, 10/1/14                                              BBB/P            5,581,250
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              3,232,500
          6,550,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  Baa3             7,041,250
          6,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                      AAA              7,095,000
          4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I, 8.953s,
                       11/1/07 (acquired 2/11/93, cost $4,416,240) (RES)                        A+/P             4,470,000
          9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                       6 1/2s, 1/1/16                                                           Aaa             10,698,750
                                                                                                            --------------
                                                                                                                41,448,750

New Mexico (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,160,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                       Pwr. Co., San Juan), Ser. A, 6.95s, 10/1/20                              B                9,006,600

New York (8.8%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Long Island Pwr. Auth. FRB, Ser. 66, MBIA, 6.92s,
                       4/1/10 (acquired 11/3/98, cost $11,298,800) (RES)                        AAA             11,287,500
          8,750,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 10.285s,
                       12/1/24 (acquired 5/19/98, cost $9,511,250) (RES)                        A-/P             9,854,688
          1,900,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN, Ser. A,
                       2.8s, 5/1/33                                                             VMIG1            1,900,000
         11,000,000  Metropolitan Trans. Auth. NY Commuter Facs.
                       Rev. Bonds, Ser. B, FGIC, 4 3/4s, 7/1/26                                 AAA             10,422,500
          7,405,000  New York, G.O. Bonds, Ser. C, 5 1/4s, 8/15/10                              A3               7,756,738
          7,000,000  NY & NJ Port Auth. Rev. Bonds (Delta Airlines, Inc.),
                       Ser. 1R, 6.95s, 6/1/08                                                   Baa3             7,586,250
          2,760,000  NY City, G.O. Bonds, Ser. F, 8 1/4s, 11/15/16                              Aaa              3,118,800
          1,300,000  NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.),
                       Ser. D, 2.8s, 2/15/26                                                    VMIG1            1,300,000
          3,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds (Visy Paper Inc.),
                       7.95s, 1/1/28                                                            B/P              3,352,500
                     NY City, Muni. Assistance Corp. Rev. Bonds
          5,000,000    (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA/P             6,225,000
         10,000,000    Ser. L, 6s, 7/1/06                                                       Aa2             11,162,500
          5,000,000  NY State Energy Research & Dev. Auth. Pollution
                       Control Rev. Bonds (Lilco Project), Ser. B,
                       5.15s, 3/1/16                                                            A-               5,006,650
          5,000,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $6,012,500) (RES)                                                   Aaa              6,331,250
          1,900,000  NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                       Hosp. Staff), Ser. A, 2.95s, 11/1/10                                     VMIG1            1,900,000
          1,800,000  NY State Local Govt. Assistance Corp. Rev. Bonds,
                       Ser. D, 7s, 4/1/18                                                       Aaa              1,998,000
         11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa             12,724,219
          3,000,000  NY State Urban Dev. Corp. Rev. Bonds
                       (Correctional Cap. Fac.), Ser. A, FSA,
                       6 1/2s, 1/1/10                                                           Aaa              3,513,750
          7,000,000  NY State, Dorm. Auth. Rev. Bonds (Rites-PA),
                       Ser. 434, 7.2s, 5/15/15 (acquired 10/6/98,
                       cost $8,278,340) (RES)                                                   Aaa              7,743,750
          5,500,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              5,720,000
                                                                                                            --------------
                                                                                                               118,904,095

North Carolina (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 8.139s,
                       1/1/25 (acquired 3/3/93, cost $3,116,820) (RES)                          Aaa              3,802,500
         10,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B,
                       MBIA, 6s, 1/1/22                                                         Aaa             11,425,000
          6,000,000  NC Muni. Pwr. Agcy. IFB (No. 1, Catawba Elec.),
                       MBIA, 7.42s, 1/1/20                                                      Aaa              6,322,500
                                                                                                            --------------
                                                                                                                21,550,000

Ohio (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,750,000  OH Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1, GNMA
                       Coll., 5.85s, 9/1/16                                                     AAA              2,897,813

Oklahoma (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,250,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  BBB+             4,228,750
          4,505,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                       Airlines, Inc.), 7 3/8s, 12/1/20                                         Baa1             4,797,825
                                                                                                            --------------
                                                                                                                 9,026,575

Oregon (1.7%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                       (Terwilliger Plaza Project), 6 1/2s, 12/1/29                             BB-/P           10,000,000
                     Washington Cnty., G.O. Bonds (Criminal Justice Fac.)
          5,870,000    6s, 12/1/11                                                              Aa1              6,479,013
          5,535,000    6s, 12/1/10                                                              Aa1              6,109,256
                                                                                                            --------------
                                                                                                                22,588,269

Pennsylvania (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Office & Pkg.), Ser. A, 6s, 1/15/25                                     BB-/P            7,556,250
          3,990,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                       (Northwest Med. Ctr.), 8 5/8s, 10/15/13                                  BBB-             4,753,088
          1,180,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                       Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                    AAA/P            1,352,575
          1,840,000  Greene Cnty., Hosp. Auth. Rev. Bonds (Greene Cnty.
                       Memorial Hosp.), 6 1/2s, 1/1/02                                          BBB/P            1,849,715
          1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                       (PA Pwr. & Lt. Co.), 8.888s, 9/1/29
                       (acquired 6/20/95, cost $1,655,190) (RES)                                AAA/P            1,848,750
          6,565,000  McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                         Baa2             6,958,900
                     Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (UTD Hosp.), Ser. B
          3,500,000    8 3/8s, 11/1/11                                                          AAA              3,673,110
          2,230,000    7 1/2s, 11/1/12                                                          AAA              2,285,527
          1,100,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. VRDN
                       (Philadelphia Presbytery), 3.15s, 7/1/25                                 VMIG1            1,100,000
          2,000,000  PA Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds, Ser. D, 7.15s, 12/1/18                                       BBB-             2,210,000
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
          4,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P            4,590,000
          4,250,000    (Northampton), Ser. B, 6 3/4s, 1/1/07                                    BBB-/P           4,616,563
          3,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds (Northampton Generating), Ser. A,
                       6 1/2s, 1/1/13                                                           BBB-             3,176,250
          2,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                       MBIA, 11.355s, 3/1/20                                                    AAA              2,240,000
          6,000,000  Philadelphia, Gas Works IFB, FSA, 7.615s, 8/1/21
                       (acquired 1/24/99, cost $5,621,520) (RES)                                Aaa              6,030,000
          3,000,000  Philadelphia, Gas Works Rev. Bonds, Ser.
                       13, 7.7s, 6/15/21                                                        Aaa              3,315,000
          3,250,000  Philadelphia, Wtr. & Wastewtr. IFB, FGIC,
                       7.63s, 6/15/12                                                           Aaa              3,672,500
          1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                       Rev. Bonds (AHF/Central States Inc.),
                       10 1/4s, 11/1/19                                                         B-/P             1,833,750
                                                                                                            --------------
                                                                                                                63,061,978

Puerto Rico (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,180,000  Cmnwlth of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                       FSA, 6s, 7/1/11                                                          Aaa              4,791,325
          8,500,000  Cmnwlth. of PR, Ser. PA-97, 7.384s, 7/1/24
                       (acquired 6/12/95, cost $8,912,590) (RES)                                A                9,541,250
                     PR Elec. Pwr. Auth. Rev. Bonds
          5,935,000    Ser. S, MBIA, 7s, 7/1/06 (SEG)                                           AAA              7,018,138
          5,400,000    Ser. T, 6 3/8s, 7/1/24                                                   Baa1             6,135,750
                                                                                                            --------------
                                                                                                                27,486,463

South Carolina (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  Charleston Cnty., Indl. Dev.
                       (Hoover Group Inc.), 8 1/2s, 11/1/02                                     B/P              9,318,125
          5,155,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B+/P             5,502,962
                     Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds FGIC
          3,775,000    6 1/2s, 1/1/16                                                           Aaa              4,435,625
            630,000    6 1/2s, 1/1/16 (Prerefunded)                                             Aaa                751,275
          5,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1             5,412,500
                                                                                                            --------------
                                                                                                                25,420,487

Tennessee (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,300,000  Chattanooga, Indl. Dev. Board Rev. Bonds, VRDN
                       (Warehouse Row Ltd.), 3s, 12/15/12                                       A-1+             3,300,000
          8,500,000  IVRC-Bristol TN Mem. Hosp. Rev. Bonds, IFB, FGIC,
                       7.252s, 2/28/14 (acquired 6/16/95,
                       cost $9,366,660) (RES)                                                   Aaa              8,797,500
          7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                       (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                             Aaa              8,067,500
          4,930,000  Metropolitan Nashville & Davidson Cnty., Wtr. &
                       Swr. Rev. Bonds, FGIC, 6 1/2s, 1/1/09                                    Aaa              5,718,800
                                                                                                            --------------
                                                                                                                25,883,800

Texas (5.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Abilene, Hlth. Fac. Dev. Rev. Bonds
                       (Sears Methodist Ctr.), 6s, 11/15/29                                     BB+/P            2,503,125
          7,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                       Bonds (American Airlines, Inc.), 7 1/4s, 11/1/30                         Baa1             8,231,250
         10,325,000  Harris Cnty., Hlth. Fac. Rev. Bonds
                       (Hermann Mem. Hosp.), FSA, 5 1/2s, 6/1/11                                AAA             11,034,844
         10,000,000  Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                       Ser. A, PSF-GTD, 4 3/4s, 2/15/26                                         AAA              9,425,000
                     Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C
         16,730,000    AMBAC, 6 3/8s, 12/1/17                                                   Aaa             17,963,823
          1,070,000    AMBAC, 6 3/8s, 12/1/17 (Prerefunded)                                     Aaa              1,166,300
          4,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       10.595s, 6/22/21                                                         Aaa              4,655,000
                     North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Hosp.), Ser. B
          2,710,000    7.861s, 5/15/08                                                          Aa2              2,964,063
            290,000    7.861s, 5/15/08 (Prerefunded)                                            AA                 319,725
                     Port Arthur Dist., Rev. Bonds
                       (Great Lakes Carbon Corp.)
            940,000    Ser. A, 6 3/4s, 9/1/02                                                   B+/P               942,068
            285,000    Ser. B, 6 3/4s, 9/1/02                                                   B+/P               285,701
          5,000,000  San Antonio, Elec. & Gas Rev. Bonds, Ser. A,
                       5 1/4s, 2/1/15                                                           Aa1              5,156,250
          4,000,000  Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                       (TX Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12                      AAA              4,380,000
          3,500,000  TX State IFB, Ser. B, 8.516s, 9/30/11                                      Aa2              4,571,875
                                                                                                            --------------
                                                                                                                73,599,024

Utah (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,250,000  Intermountain Pwr. Agcy Rev. Bonds, MBIA,
                       6s, 1/1/18                                                               Aaa              5,945,625

Virginia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       9.783s, 8/15/23                                                          Aaa              2,345,000
          5,000,000  Peninsula Ports Auth. VA Rev. Bonds
                       (Port Fac-Zeigler Coal), 6.9s, 5/2/22                                    B/P              5,018,750
          5,000,000  Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg.
                       Rev. Bonds (Beach/Oxford Apts.), 6.1s, 4/1/26                            B+/P             4,975,000
                                                                                                            --------------
                                                                                                                12,338,750

Washington (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,895,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                       (Samaritan Hosp.), 9 1/4s, 9/1/10                                        BBB              2,058,444
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
                       (Nuclear No. 3)
          5,000,000    Ser. B, MBIA, 7 1/8s, 7/1/16                                             Aaa              6,275,000
          5,000,000    Ser. A, FSA, 6s, 7/1/08                                                  Aaa              5,618,750
                                                                                                            --------------
                                                                                                                13,952,194

West Virginia (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,600,000  WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                         Aaa              4,216,500
          5,000,000  WV State Pkwy. Econ. Dev. & Tourism Auth. IFB,
                       FGIC, 8.135s, 5/16/19                                                    Aaa              5,656,250
                                                                                                            --------------
                                                                                                                 9,872,750

Wisconsin (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  WI Hsg. & Econ. Dev. Auth. IFB
                       (Home Ownership Dev.), 9.905s, 10/25/22                                  Aa3              1,776,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,256,836,113) (b)                                            $1,341,325,171
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,358,139,142.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      March 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,256,846,666, resulting in gross unrealized appreciation and depreciation of $89,706,270 and $5,227,765, respectively, or net unrealized appreciation of $84,478,505.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1999 was $125,815,752 or 9.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1999.

      The rates shown on a FRB are current interest rates shown at March 31, 1999 which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1999.

      The fund had the following industry group concentrations greater than 10% at March 31, 1999 (as a percentage of net assets):

          Hospitals/Health Care     18.1%
          Utilities                 14.6
          Transportation            14.4

-------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1999
                                     Aggregate Face    Expiration   Unrealized
                         Total Value     Value            Date     Depreciation
-------------------------------------------------------------------------------
Muni Bond Index (short)  $17,550,313  $17,496,677        6/21/99     $(53,636)
-------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,256,836,113) (Note 1)                                        $1,341,325,171
-----------------------------------------------------------------------------------------------
Cash                                                                                    680,386
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       24,045,789
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,141,818
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        9,239,062
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          66,563
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,377,498,789

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   566,931
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     14,290,150
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,464,597
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,910,551
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              112,275
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            23,888
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,376
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  896,616
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   90,263
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    19,359,647
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,358,139,142

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,320,319,935
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,025,771)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                (45,590,444)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           84,435,422
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,358,139,142

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($830,074,134 divided by 89,744,050 shares)                                               $9.25
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.25)*                                    $9.71
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($507,067,019 divided by 54,871,072 shares)***                                            $9.24
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,326,996 divided by 467,906 shares)***                                                 $9.25
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,670,993 divided by 1,803,194 shares)                                                 $9.25
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.25)**                                   $9.56
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1999
Tax exempt interest income:                                                         $83,867,423
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      7,698,763
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,515,776
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        23,793
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         17,842
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,057,890
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 4,259,231
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     3,012
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    75,800
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  66,929
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                106,233
-----------------------------------------------------------------------------------------------
Legal                                                                                   129,666
-----------------------------------------------------------------------------------------------
Postage                                                                                 111,657
-----------------------------------------------------------------------------------------------
Other                                                                                   141,195
-----------------------------------------------------------------------------------------------
Total expenses                                                                       16,207,862
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (218,864)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         15,988,998
-----------------------------------------------------------------------------------------------
Net investment income                                                                67,878,425
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      3,928,234
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (2,346,941)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year               (5,642,049)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (4,060,756)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $63,817,669
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended March 31
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   67,878,425  $   68,484,854
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               1,581,293     (20,513,372)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (5,642,049)     81,702,121
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 63,817,669     129,673,603
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (43,971,728)    (45,766,249)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (23,753,785)    (23,212,036)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                             (13,628)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (770,005)       (690,043)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         31,674,242      (8,770,710)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         26,982,765      51,234,565

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,331,156,377   1,279,921,812
---------------------------------------------------------------------------------------------------------------
End of year (including distributions
in excess of net investment income of
$1,025,771 and $83,412, respectively)                                            $1,358,139,142  $1,331,156,377
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.28            $8.87            $8.93            $8.74            $8.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .49(c)           .50(c)           .52              .52              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.02)             .42             (.06)             .19               --
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                 .47              .92              .46              .71              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.50)            (.51)            (.52)            (.52)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)            (.51)            (.52)            (.52)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.25            $9.28            $8.87            $8.93            $8.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               5.14            10.54             5.24             8.31             6.55
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $830,074         $816,444         $794,330         $821,500         $828,548
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .98              .95              .96              .95              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.29             5.43             5.80             5.86             6.28
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.28            $8.86            $8.92            $8.74            $8.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .44(c)           .44(c)           .46              .47              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.04)             .43             (.06)             .18              .01
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                 .40              .87              .40              .65              .49
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.45)            (.46)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)            (.45)            (.46)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.24            $9.28            $8.86            $8.92            $8.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               4.40            10.00             4.61             7.55             5.94
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $507,067         $499,594         $473,818         $474,374         $427,086
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.58             1.55             1.56             1.54             1.55
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.70             4.83             5.19             5.25             5.66
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          Feb. 1, 1999+
operating performance                                                                                               to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $9.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .05(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                                                    (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $9.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (0.99)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $4,327
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .28*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .73*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  20.47
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Dec. 1, 1994+
operating performance                                                  Year ended March 31                           to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.28            $8.86            $8.92            $8.75            $8.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47(c)           .47(c)           .49              .50              .16
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.03)             .43             (.06)             .17              .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                 .44              .90              .43              .67              .70
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.25            $9.28            $8.86            $8.92            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               4.88            10.39             4.97             7.77             8.58*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $16,671          $15,118          $11,773           $8,394           $1,224
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.23             1.20             1.21             1.18              .41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.04             5.16             5.51             5.45             1.78*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
March 31, 1999

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Effective February 1, 1999, the fund began offering class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares pay a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1999, the fund had a capital loss carryover of approximately $33,385,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                       Expiration
--------------                     --------------
$11,838,000                        March 31, 2003
 11,290,000                        March 31, 2004
  8,494,000                        March 31, 2006
  1,763,000                        March 31, 2007

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1999, the fund reclassified $311,638 to increase distributions in excess of net investment income and $694,497 to increase paid-in-capital, with an increase to accumulated net realized losses of $382,859. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1999, fund expenses were reduced by $218,864 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,000 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $145,569 and $2,824 from the sale of class A and class M shares, respectively and received $656,259 and $12 in contingent deferred sales charges from redemptions of class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $40,424 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $293,776,835 and $270,438,355, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     34,004,902       $316,595,104
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,518,729         23,442,098
-----------------------------------------------------------------------------
                                                36,523,631        340,037,202

Shares
repurchased                                    (34,725,222)      (323,665,264)
-----------------------------------------------------------------------------
Net increase                                     1,798,409        $16,371,938
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     17,898,236       $162,889,715
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,585,700         23,695,620
-----------------------------------------------------------------------------
                                                20,483,936        186,585,335

Shares
repurchased                                    (22,116,850)      (201,679,949)
-----------------------------------------------------------------------------
Net decrease                                    (1,632,914)      $(15,094,614)
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,363,542        $68,448,589
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,443,740         13,423,393
-----------------------------------------------------------------------------
                                                 8,807,282         81,871,982

Shares
repurchased                                     (7,798,611)       (72,530,480)
-----------------------------------------------------------------------------
Net increase                                     1,008,671         $9,341,502
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,153,987        $83,612,618
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,469,260         13,450,939
-----------------------------------------------------------------------------
                                                10,623,247         97,063,557

Shares
repurchased                                    (10,247,287)       (93,501,298)
-----------------------------------------------------------------------------
Net increase                                       375,960         $3,562,259
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                              (commencement of operations) to
                                                               March 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        488,361         $4,536,840
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          977              9,050
-----------------------------------------------------------------------------
                                                   489,338          4,545,890

Shares
repurchased                                        (21,432)          (198,557)
-----------------------------------------------------------------------------
Net increase                                       467,906         $4,347,333
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        453,014         $4,209,863
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       62,934            585,289
-----------------------------------------------------------------------------
                                                   515,948          4,795,152

Shares
repurchased                                       (342,038)        (3,181,683)
-----------------------------------------------------------------------------
Net increase                                       173,910         $1,613,469
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        617,335         $5,661,569
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       60,078            550,866
-----------------------------------------------------------------------------
                                                   677,413          6,212,435

Shares
repurchased                                       (376,491)        (3,450,790)
-----------------------------------------------------------------------------
Net increase                                       300,922         $2,761,645
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-----------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
-----------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com

AN040 51851 051/353/560 5/99